Exhibit 99.1

Lantronix Updates Revenue Guidance

for the Third Quarter of Fiscal 2020

Irvine, CA – March 11, 2020 – Lantronix, Inc. (NASDAQ: LTRX), a global provider of secure data access and management solutions for the industrial Internet of Things (IoT), today updated its guidance for the third quarter of fiscal 2020 ending March 31, 2020.

Our quarterly guidance provided on February 12, 2020 reflected our best estimate available at that time of the impact COVID-19 could have on our business. Since that date, we have experienced supply chain shortages more severe than initially expected as our overseas contract manufacturers have struggled to get back to full capacity following the extended Chinese New Year holiday, the rapid spread of the virus worldwide, and the growing number of quarantines related to COVID-19. While quarter to date we have seen no material order cancellations, demand has slowed as our customers struggle with the same disruptions. As a result of these factors and the overall uncertainty in the economy and our markets, we are revising our outlook for the third quarter of fiscal 2020.

Revised Business Outlook

For the third quarter of fiscal 2020, Lantronix now expects net revenue of $15 to $17 million.

“While the near-term disruption to our business as a result of COVID-19 is unfortunate, the transformation of Lantronix moves forward undaunted,” said Paul Pickle, president and CEO of Lantronix. “The integration of newly-acquired Intrinsyc is progressing well and we have seen some upside in demand for a few fast-growing intelligent edge applications, thus validating our game plan. We anticipate that, as the threat of COVID-19 ultimately subsides, Lantronix will emerge as a stronger IoT player.”

Conference Call and Webcast

Lantronix will host an investor conference call and audio webcast today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss its updated guidance for the third quarter of fiscal 2020 that ends March 31, 2020. To access the live conference call, investors should dial 1-844-802-2442 (US) or 1-412-317-5135 (international) and indicate that they are participating in the Lantronix March 2020 call. The webcast will be available simultaneously via the investor relations section of the Company’s website at www.lantronix.com.

Investors can access a replay of the conference call starting at approximately 5:00 p.m. Pacific Time today at www.lantronix.com. A telephonic replay will also be available through March 18, 2020, by dialing 1-877-344-7529 (US) or 1-412-317-0088 (international) and entering passcode 10140282.

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About Lantronix

Lantronix, Inc. is a global provider of hardware and software solutions for the Internet of Things (IoT) and Out-of-Band Management (OOBM). Lantronix enables its customers to provide intelligent, reliable, and secure IoT and OOBM solutions while accelerating time to market. Lantronix’s solutions dramatically simplify the creation, development, deployment, and management of IoT projects while providing quality, reliability and security across hardware, software, and solutions.

With three decades of proven experience in creating robust machine-to-machine (M2M) technologies and OOBM solutions, Lantronix is an innovator in enabling its customers to build new business models, leverage greater efficiencies and realize the possibilities of the Internet of Things. Lantronix’s solutions are deployed inside millions of machines at data centers, offices, and remote sites serving a wide range of industries, including energy, agriculture, medical, security, manufacturing, distribution, transportation, retail, financial, environmental, and government.

Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our projected operating and financial performance for the third quarter of fiscal 2020, the short- and long-term impact of COVID-19 on our business, and the expected benefits of our integration of Intrinsyc and business plan . These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: the effects of negative or worsening regional and worldwide economic conditions or market instability on our business, including effects on purchasing decisions by our customers; our ability to continue to generate revenue from products sold into mature markets; our ability to develop, market, and sell new products; our ability to succeed with our new software offerings; fluctuations in our revenue due to the project-based timing of orders from certain customers; unpredictable timing of our revenues due to the lengthy sales cycle for our products and services and potential delays in customer completion of projects; our ability to accurately forecast future demand for our products; delays in qualifying revisions of existing products; constraints or delays in the supply of, or quality control issues with, certain materials or components; difficulties associated with the delivery, quality or cost of our products from our contract manufacturers or suppliers; risks related to the outsourcing of manufacturing and international operations; the impact of any public health epidemics (including the COVID-19 outbreak) on our employees, supply and distribution chains, and the global economy; difficulties associated with our distributors or resellers; intense competition in our industry and resultant downward price pressure; rises in inventory levels and inventory obsolescence; undetected software or hardware errors or defects in our products; cybersecurity risks; our ability to obtain appropriate industry certifications or approvals from governmental regulatory bodies; changes in applicable U.S. and foreign government laws, regulations, and tariffs; our ability to successfully implement our acquisitions strategy or integrate acquired companies; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention or other related costs or difficulties; our ability to protect patents and other proprietary rights and avoid infringement of others’ proprietary technology rights; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our debt agreements; our ability to attract and retain qualified management; and any additional factors included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2019, filed with the Securities and Exchange Commission (the “SEC”) on September 11, 2019, including in the section entitled “Risk Factors” in Item 1A of Part I of such report, as well as in our other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the NASDAQ Stock Market, LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

Lantronix Investor Relations Contact:

Jeremy Whitaker

Chief Financial Officer

investors@lantronix.com

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